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                                                                   EXHIBIT 10.16


                       PRODIGY COMMUNICATIONS CORPORATION

                        1999 DIRECTOR STOCK OPTION PLAN


1.   Purpose
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     The purpose of this 1999 Director Stock Option Plan (the "Plan") of Prodigy
Communications Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.   Administration
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     The Board of Directors (the "Board") shall supervise and administer the
Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board and such determination shall be final and binding upon all persons having an interest in the Plan.

3.   Participation in the Plan
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     Directors of the Company who are not employees of the Company shall be eligible to participate in the Plan.

4.   Stock Subject to the Plan
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     (a) The maximum number of shares which may be issued under the Plan shall be 1,000,000 shares (before giving effect to the anticipated reverse stock split of one-for-four) of the Company's Common Stock, $.01 par value per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

     (c) All options granted under the Plan shall be nonqualified options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").
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5.   Terms, Conditions and Form of Options
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     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a)  Option Grants.
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          (1) Upon the closing of the Company's initial public offering of
Common Stock, the Company shall grant to each eligible director an option for 120,000 shares (before giving effect to the anticipated reverse stock split of one-for-four) of Common Stock.

          (2) Upon the initial election of any eligible director as a director of the Company, the Company shall grant to such director an option for 120,000 shares (before giving effect to the anticipated reverse stock split of one-for-four) of Common Stock. Notwithstanding the foregoing, no director shall receive an option under this Section 5(a)(2) if he or she received an option under
Section 5(a)(1) above.

     (b) Option Exercise Price.  The option exercise price per share for each
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option granted under Section 5(a)(1) of the Plan shall equal the initial public offering price to the public in the Company's initial public offering of Common Stock. The option exercise price per share for each option granted under Section 5(a)(2) of the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on the Nasdaq National Market or such an exchange, the fair market value per share on the date of grant as most recently determined by the Board.

     (c) Options Non-Transferable.  Except as otherwise provided in the
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agreement evidencing the option grant, each option granted under the Plan by its terms shall not be transferable by the optionee other than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by the optionee. Except as otherwise provided in the agreement evidencing the option grant, no option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during the optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (d) Exercise Period.  Each option shall become exercisable on a cumulative
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basis as to 25% of the shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant of such option. Except as otherwise

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provided in the option agreements, in the event an optionee ceases to serve as a director, each such option shall terminate in full 90 days after the date on which such optionee ceases to serve as a director. No option shall be exercisable after the expiration of 10 years from the date of grant.

     (e) Exercise Procedure.  Options may be exercised only by written notice to
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the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

6.   Assignments
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     The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in Section 5(c).

7.   Effective Date
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     The Plan shall become effective immediately upon the closing of the
Company's initial public offering of Common Stock, subject to the prior approval of the Plan by the stockholders of the Company.

8.   Limitation of Rights
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     (a) No Right to Continue as a Director.  Neither the Plan, nor the granting
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of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

     (b) No Stockholders' Rights for Options.  An optionee shall have no rights
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as a stockholder with respect to the shares covered by such optionee's options until the date of the issuance to such optionee of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

9.   Adjustments for Changes in Common Stock and Certain Other Events
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     (a) Changes in Capitalization.  In the event of any stock split, reverse
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stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the number and class of securities and exercise price per share subject to each outstanding option and (iii) the number and

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class of securities subject to options issuable under Section 5(a) of this Plan shall be appropriately adjusted by the Company (or substituted options may be made, if applicable) to the extent the Board shall determine in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this
Section 9(a) applies and Section 9(c) also applies to any event, Section 9(c) shall be applicable to such event, and this Section 9(a) shall not be applicable.

     (b) Liquidation or Dissolution.  In the event of a proposed liquidation or
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dissolution of the Company, the Board shall upon written notice to the optionees provide that all then unexercised options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.

     (c)  Acquisition Events
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          (1) Definitions.  An "Acquisition Event" shall mean an acquisition of
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the Company, whether by acquisition of assets, acquisition of securities, merger, consolidation or otherwise, provided that in no event shall an Acquisition Event be deemed to occur by reason of any acquisition of assets or securities by, or merger or consolidation with, Carso Global Telecom, S.A. de C.V., Telefonos de Mexico, S.A. de C.V. or any of their affiliates.

          (2) Effect on Options.   In the event of an Acquisition Event,  50% of
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the then unvested options will become exercisable immediately prior to the consummation of such Acquisition Event and will expire upon consummation of the Acquisition Eevent, except to the extent exercised by the optionees before the consummation of such Acquisition Event.

10.  Amendment of the Plan
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          The Board may at any time, and from time to time, suspend or discontinue the Plan or modify or amend it in any respect whatsoever.

11.  Governing Law
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          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

                         Adopted by the Board of Directors on
                         ____________,1999

                         Approved by the stockholders on
                         ____________, 1999

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